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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 16, 1996

                           ELTRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


               0-23342                                95-4302537
       (Commission File Number)             (I.R.S. Employer Identification No.)

           41 MORELAND ROAD                              93065
        SIMI VALLEY, CALIFORNIA                        (Zip Code)
(Address of principal executive offices)


                                 (805) 579-1800
              (Registrant's telephone number, including area code)

                                      N.A.
         (Former name or former address, if changed since last report)

                            Total Number of Pages: 4

                      Index to Exhibits appears on Page: 3

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ITEM 5.   Other Items

        On October 16, 1996, Eltron International Inc. (Nasdaq:ELTN) and Zebra Technologies Corp. (Nasdaq:ZBRA) announced that they have executed a letter of intent providing for a merger of the two companies, subject to conditions described in the announcement. A copy of the Press Release dated October 16, 1996 is filed herewith as Exhibit 99.

ITEM 7.   Financial Statements and Exhibits

        Press Release of the Company dated October 16, 1996.

                                SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELTRON INTERNATIONAL, INC.

October 18, 1996                        By:  /s/ Daniel C. Toomey, Jr.
                                            -----------------------------
                                            Daniel C. Toomey, Jr.
                                            Chief Financial Officer

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                           EXHIBIT INDEX

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99      Press Release of the Company dated October 16, 1996.